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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  MAY 20, 1997



                           CROSS TIMBERS OIL COMPANY
            (Exact name of registrant as specified in its charter)



         DELAWARE                     1-10662                   75-2347769
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



810 HOUSTON STREET, SUITE 2000, FORT WORTH, TEXAS               76102
     (Address of principal executive offices)                 (Zip Code)



                                (817) 870-2800
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On May 20, 1997, Cross Timbers Oil Company, a Delaware corporation ("the Company"), issued news release number 97-14 (Exhibit 99.1) regarding announcements made at its annual meeting of shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         Exhibit Number
         and Description                                             Page
         ---------------                                             ----

         99.1    Cross Timbers Oil Company News Release
                 Number 97-14                                          4

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CROSS TIMBERS OIL COMPANY


Date: June 2, 1997            By:   /s/ LOUIS G. BALDWIN
                                    -----------------------------------
                                    Louis G. Baldwin
                                    Senior Vice President and
                                     Chief Financial Officer

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